0 EarthLink Overview

1 About EarthLink Over 1.1 million customer relationships Over $1.2 billion in revenue - 94% Business Services and Broadband Over 3,000 employees Leading Nationwide IT services, network and communications provider Founded in 1994

2 Investment Thesis • Improving revenue trajectory – $180M Retail Growth business with differentiated IT service offering, growing above 20% per year – $145M Wholesale Growth business with unique fiber routes – Strong sales, rep productivity and a better product mix of new bookings – Nationally recognized and trusted brand • Substantial cash flow – Legacy customer business generating meaningful cash flow • Strong balance sheet and significant tax assets

3 Financial Snapshot / Q3 Recap 2013 Guidance(1) Revenue $1,240M - $1,245M Adjusted EBITDA(2) $222M - $227M Net Loss $(282)M - $(280)M Implied EPS(3) $(2.75) - $(2.73) Capital Expenditures $140M - $150M Balance Sheet & Valuation Cash Balance $116M Gross Debt $600M Net Cash Balance $(484)M Market Cap(3)(4) $536M Enterprise Value(4) $1,020M Dividend Yield(4) 3.8% (1) Guidance as of date of earnings announcement (11/5/13); not being updated (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures (3) Assumes Q3 Fully Diluted shares outstanding of 103M (4) Market Cap, Enterprise Value and Dividend Yield assume share price as of 11/5/13. All other balance sheet data as of 9/30/13 Q3 ’13 Recap • Continued strong sales, YTD bookings up 5% over prior year on half the sales reps – 64% of bookings in Q3 came from our Growth product portfolio – $88 million of total contract value sold in Q3 ‘13 • Total productivity up 90% over 2012 levels • Completed acquisition of CenterBeam, continued strong sales into new data centers and have completed 90% of fiber expansion • Total company revenue declines are half of what they were when we acquired OneComm in 2011

4 Market Opportunity

5 The market for IT Services is large. EarthLink’s product portfolio will enable the company to compete for $100 Billion of the $177 Billion in Mid Market/Enterprise opportunity Market Opportunity for EarthLink $326 Billion Nationwide IT Spend Market Fortune 1000, $33b Mid Market/ Enterprise, $177b Small Business, $116b Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing, and Computer Economics Annual IT Budget Benchmark Survey, December 2010

6 A brand study of IT professionals shows EarthLink has the highest brand recognition among competitive communication providers. We are investing more in the brand to build awareness in the IT Services space. Source: 2010 B2B Telecommunications Study Trusted Brand Cbeyond MegaPath tw telecom XO Level3 Windstream EarthLink Sprint Verizon AT&T 19% 19% 22% 24% 28% 29% 43% 68% 76% 86%

Strategic Product Portfolio

EarthLink is focused on solutions that allow our customers more time and resources to focus on day to day business. We can be an extension of their IT Staff.

myLink® Customer Control Point

Cloud & Infrastructure Services

- Cloud Hosting
- Cloud Workspace
- Cloud Disaster Recovery
- Cloud Server Backup
- Colocation

Cloud Applications

- EarthLink 365+
- Hosted Exchange
- SharePoint/Lync
- Hosted Voice/Content Center as a Service
- Hosted CRM

End User Support Services

- EarthLink TechCare
- Unified Endpoint Management

Professional Services	Cloud Assessments, Security Assessments, Cloud & Firewall Migrations
Security Services	Managed Firewall, Secure Remote Access, PCI Compliance Solutions, Endpoint Management, & Security, Mobile Device Management
IP Voice & Data Services	MPLS Networks, Data Center Connect, Hosted Voice, Internet Access, SIP Trunking

Core Portfolio Differentiators

- *One Stop Shop for Evolving IT Needs*
- *Service Model and Customer Resources*
- *Private Cloud, Secure Networking via Distributed Access Network*
- *Control Point / myLink® Toolset*

EarthLink

7

8 • We have a broad network footprint that provides coverage across over 90% of the country • We have expanded our data center presence and added new network routes • Allows for lower latency, customer bridging and a more fault-tolerant enterprise class product • Network and data center combination creates an end-to-end cloud solution San Jose Chicago Dallas Rochester Miami Columbia Marlborough Network & Data Center Footprint Data Center IT Services, Next Gen Cloud IT Services Original Acquired Fiber National Coverage New Fiber Expansion DSL Coverage Atlanta Columbia arl r Rochester Sunnyvale

9 Sales Progress

10 New Bookings Charts are MRR only and exclude non-recurring/usage based revenues 60% 54% 50% 50% 35% 41% 36% 34% 36% 37% 39% 40% 47% 46% 7% 9% 13% 12% 25% 12% 18% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 CLEC & Legacy Retail Growth Wholesale Growth Sales bookings continue to be strong • Results can be lumpy depending on timing of large deals • $88 million of total contract value sold in Q3 ‘13. $265M sold YTD through September • Q3 ‘13 YTD bookings up over 5% against the same period last year Growth and Carrier product take rate continues to improve • 64% of bookings came from Growth product portfolio in Q3 ’13 • Mix of legacy bookings now just above half of what it was at the beginning of 2012 40% 46% 50% 50% 65% $3.2M $3.2M $3.2M $2.9M $3.4M $3.4M $3.2M Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 New Bookings - $ MRR Business Bookings Mix 59% Q3 '12 YTD Q3 '13 YTD $9.5M $10.0M 64%

11 Total Sales Productivity(1) Per Rep / Month Retail Sales Productivity(1) Per Rep / Month Retail productivity remains high relative to historical levels • Averaged $4k in monthly rep productivity in Q3 ‘13 • 16 fewer average direct reps in Q3 ‘13 than in Q2 ‘13 • Average deal size for new Retail bookings in Q3 ‘13 up 29% over the end of 2012 Total productivity (including Wholesale) up 92% over 2012 levels • Averaged $4.6k in total business monthly rep productivity • SEM drove $1.7M in new annualized revenue in the 3rd quarter $2.2k $2.3k $2.1k $2.1k $3.2k* $4.3k $4.0k $- $0.5k $1.0k $1.5k $2.0k $2.5k $3.0k $3.5k $4.0k $4.5k Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 $2.3k $2.5k $2.4k $2.3k $4.1k* $4.5k $4.6k $- $0.5k $1.0k $1.5k $2.0k $2.5k $3.0k $3.5k $4.0k $4.5k $5.0k Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Sales Productivity Charts are MRR only and exclude non-recurring/usage based revenues (1) Includes online sales *Q1 ’13 Retail restated from $3.1k due to change in average rep count; Q1 ’13 Total restated from $3.9k

Business Churn


Total Business Services Churn(1)
2.5%
2.3%
2.0%
1.8%
1.5%
1.3%
1.0%
0.8%
0.5%
OneComm Pre-Acq '10
Deltacom Pre-Acq '10
Q1 '12
Q2'12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

Business churn of 1.9%, up slightly sequentially, however the true run rate as we exit the quarter is lower

- **Retail churn improved in Q3 '13**
  - We are largely past the increase of customers coming out of contract
  - Churn improved throughout Q3 and our September exit rate was down 50bps relative to the peak in July
  - Competition at the low end remains fierce, but we are taking aggressive action to improve the retention profile of our base and improve mix with proportionally more large customers. We expect churn to improve over time as a result.
- **Wholesale churn up in Q3 '13**
  - Q3 spike reflects impact of Sprint shutting off their legacy Nextel network. Excluding this event, churn remains in the 1.5% range.
  - The nature of large deals in this segment can lead to lumpiness with quarter over quarter trends. We generally expect Wholesale churn between 1% and 1.5%.


Retail Churn(1)
1.6%
1.8%
1.7%
2.0%
1.6%
1.5%
Jul '13
Aug '13
Sep '13
Q3 '12
Q2 '13
Q3 '13


Wholesale Churn(1)
1.4%
1.6%
2.7%
Sprint / Nextel
1.5%
Q3 '12
Q2 '13
Q3 '13

12

EarthLink

(1) Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Wholesale, IT Services and Web Hosting

13 (1) Monthly average churn; reflects 2012 true-up of cable subscribers Consumer Churn 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Consumer churn continues to decline over time • As we typically do, we saw a moderate seasonal increase in churn over the summer months of approximately 10 bps, but Q3 ‘13 churn was down 20 bps YoY • We expect further improvement over time as the mix of tenured customers increases • Approximately 70% of Consumer subscribers have been with us for 5+ years

Revenue Components

$ in Millions		FY 2012	Q3 2012	Q2 2013	Q3 2013	Q3 '13 vs. Q3 '12	Outlook / Commentary
Expect Long Term Growth	Retail	$132	$34	$39	$45	32%	• MPLS, Hosted VOIP and IT Services Products • Expect to grow organic revenue at 20% or greater • Q3 '13 includes impact of CenterBeam acquisition
	Wholesale	$152	$38	$39	$36	-5%	• Q3 '12 included $2M for favorable settlements. • Q3'13 included Nextel disconnect ~$(1M impact) • Quarterly results will continue to be "lumpy" • Expect to grow at 0-2% market range over the long term as we capitalize more on new unique routes
	Total Business Growth	$284	$72	$78	$81	13%	• $324M run rate growth business
Non Growth: CLEC & Legacy		$733	$181	$165	$160	-12%	• Anticipate this business will continue to decline in the low teens in Q4 • Expect improvements over the longer term as churn rates improve (began to abate in September)
Total Business		**$1,017**	**$253**	**$243**	**$241**	**-5%**	• **Pre-acquisition, businesses were declining in double digits**
Consumer		$318	$78	$70	$68	-13%	• Expect Consumer to decline ~13% for FY '13 and ~12% in '14
Total Company		**$1,335**	**$331**	**$313**	**$309**	**-7%**	• **Improving overall. Decline was over 10% a year ago**

14

EarthLink

Revenue component amounts sourced from billing data. Revenue outlook information does not represent guidance and is not subject to being updated
Excludes Systems revenue, prior periods restated to exclude this business unit

15 On a normalized basis, total company revenue declines are 130 bps better than a year ago Business Services Revenue % YoY Business Services Revenue % YoY Normalized to Exclude Settlements As Reported Total Company Revenue % YoY Total Company Revenue % YoY Revenue Trajectory Pro-forma for Deltacom & One Communications

16 Cash Flow & Balance Sheet

17 Long Term Capital Expenditures Excludes Network & Data Center Investment Announced in Q4 ‘12 Success Based 65% of Spend Maintenance/Projects 25% of Spend Integration 10% of Spend Long Term Trends – Expect run rate of $125M - $135M after 2013 •We expect non-success based capital to remain relatively consistent • Approximately two-thirds of capital is success based • Our capital demands as a percentage of revenue are lower than our peers IT 13% Grooming/ Margin Improvement 23% Network 36% Real Estate/ Corp 9% Projects 19%

18 Strong Balance Sheet Debt Maturity Capitalization & Leverage ($M) Next Call Date for Bonds: • 8⅞% - May 2015 at $104.4 • 7⅜% - June 2016 at $105.5 •We continue to generate cash and our leverage is low •Replaced 10½% Sr. Secured Deltacom notes with 7⅜% Sr. Secured notes 2013 2014 2015 2016 2017 2018 2019 2020 7⅜% Sr. Secured Notes, $300M 8⅞% Sr. Unsecured Notes, $300M $ Millions EarthLink Cash and Marketable Securities 116$ 8⅞% Senior Unsecured Notes due 2019 300$ 7⅜% Senior Secured Notes due 2020 300$ $135M Revolving Credit Facility (undrawn) -$ Gross Debt(1) 600$ Net Debt 484$ 2013 Adjusted EBITDA Guidance Midpoint(2) 225$ Gross Debt/Adj. EBITDA 2.7x Net Debt/Adj. EBITDA 2.2x (1) Excludes capital leases (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

19 Maintain Low Leverage Profile All data above is sourced from Thomson Reuters and is as of 6/30/2013 (1) Denominator for Debt Leverage Ratios is 2013 Consensus EBITDA • We have lower leverage than most of our industry peers • We can make investments in our network, products and sales motions to provide long term returns • Lower leverage provides us financial flexibility -1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Net Debt Leverage Ratio(1) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Gross Debt Leverage Ratio(1)

20 Capital Allocation Strategy • Replaced 10½% Sr. Secured Deltacom notes with 7⅜% Sr. Secured notes • Notes are due in 2019 and 2020 • Continue to be open to evaluating organic & inorganic investments to improve growth profile • Remain disciplined and price sensitive • Always considering options for parts of our business that are not strategic • 17 Consecutive quarters • We currently pay $.05/share quarterly dividend • ~3.8% yield(1) Dividends Buybacks Debt Investments Capital Allocation • Can be opportunistic when the trading window is open and within restricted payments limitations ($24M as of 9/30/13) • Repurchased 32.7M shares since 2007(1) (1) As of November 5th 2013

21 Summary We have $324M of run rate growth business growing annually at over 10% • IT Services is an emerging market with tremendous opportunity • Full suite of product capabilities to address the market We have completed the rollout of our national cloud platform and our fiber expansion is 90% complete • We have seen favorable traction on sales from our new wholesale routes and geographically dispersed cloud stacks We are financially strong • We generate cash • We have the financial platform to support our business strategy • We can capitalize on the opportunities ahead We are focused on growth

22 Appendix

23 Executive Team Rolla P. Huff Chairman and Chief Executive Officer • Joined in June 2007 and led a restructuring effort that focused EarthLink on its core access and award- winning customer service competencies. • Leads a team of employees across the country dedicated to building positive customer lifetime value that translate into positive shareholder value. • 30+ year record of achievement as a business, operational and financial strategist. • Former chairman and chief executive officer of Mpower Communications, a facilities-based provider of broadband data and voice services to business customers, from 1999 until 2006 when successfully closed a $200 million all cash sale to another competitive local exchange provider. • Previously president and chief operating officer of Frontier Communications, leading negotiation of $13 billion merger with Global Crossing Ltd. Joined Frontier in May 1998 as executive vice president and chief financial officer. • Served more than 5 years with AT&T Corporation and AT&T Wireless, holding executive positions including president, central United States for AT&T Wireless responsible for wireless business in 15 states, encompassing 1.6 million customers and more than $1 billion in annual revenue. • Senior vice president and CFO for AT&T Wireless from 1995 to 1997. Prior to CFO, was financial vice president of AT&T's corporate mergers and acquisitions group, involved in the acquisition and integration of McCaw Cellular, AT&T's successful bid for $1.5 billion in PCS licenses, and the sale of AT&T's interest in LIN Broadcasting. • More than 10 years with NCR Corporation in accounting, financial planning, and operations in domestic and international business units. Brad Ferguson, Chief Financial Officer • Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. • Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring. • Previously member of the audit practice at Arthur Andersen LLP. Michael Toplisek, EVP, Sales & Marketing • Joined EarthLink in May 2012 responsible for IT Services product development as well as management and marketing for EarthLink’s growing IT Services business. • Over 20 years of progressive leadership experience in IT Infrastructure and the communications industry. He brings experience in successfully launching a high-growth IT Services product strategy, most recently as President of Concentric Cloud Solutions, a XO Communications Company. • Previously served as XO’s Chief Marketing Officer where he developed, implemented and helped execute a growth strategy for the Business Service division. • Prior to XO, Toplisek held the positions of Senior Vice President Global Enterprise & Collaboration and Regional Vice President of Business Services for Global Crossing. He also held sales leadership positions at Frontier Communications and MCI Telecommunications.

24 Transport & Logistics Financial Services Retail Government Other Industries Healthcare EarthLink Customers

25 Consumer Business Has a Long Tail Consumer Churn Rate 3-Month Moving Average Consumer Revenue Loss •Consumer mix continues to migrate toward longer tenures •Churn has fallen as a result and we expect further improvement •The Consumer revenue loss trends continue to improve •Consumer revenue loss improved to nearly $(2.4)M in Q3 ‘13 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% $(25) $(20) $(15) $(10) $(5) $- Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 M ill io ns

26 Significant Tax Assets We have tax assets that will save approximately $200 million of cash taxes $500M Federal NOLs – Legacy ELNK & Deltacom $700M State NOLs One Comm purchase treated as asset acquisition – Able to deduct Dep/Amort Currently paying low single digit millions of dollars Assuming $50M taxable income average, we expect to shield cash taxes well into 2020s(1) (1) Illustrative – if taxable income averaged ~$50 million annually

27 Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities, we may be limited in the use of our net operating losses and certain other tax attributes in the future and we may not realize all of our deferred tax assets;(37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or inability to borrow funds under our existing credit facility; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012.

28 Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, restructuring, acquisition and integration-related costs and loss from discontinued operations, net of tax. Unlevered Free Cash Flow is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, restructuring, acquisition and integration-related costs and loss from discontinued operations, net of tax, less cash used for purchases of property and equipment. Net Loss Before Goodwill Impairment is defined by EarthLink as net loss before impairment of goodwill and estimated tax impact of impairment of goodwill. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

29 2013 Guidance Non GAAP Reconciliation Year Ending December 31, 2013 Net loss $(282) - $(280) Interest expense and other, net 62 Income tax benefit (44) - (42) Depreciation and amortization 181 - 182 Impairment of goodwill 256 Stock-based compensation expense 13 Restructuring, acquisition and integration-related costs 34 Loss from discontinued operations, net of tax 2 Adjusted EBITDA $222 - $227 EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in millions)